SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported)   April 20, 2005
                                                      --------------------------

                             SUREWEST COMMUNICATIONS
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                   California
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


               0-556                                      68-0365195
--------------------------------------------------------------------------------
      (Commission File Number)                 (IRS Employer Identification No.)


    200 Vernon Street, Roseville, California                     95678
--------------------------------------------------------------------------------
    (Address of Principal Executive Offices)                   (Zip Code)


                                 (916) 772-2000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8  Other Events

Item 8.01  Other Events.

     On April 20, 2005, SureWest Communications issued a press release announcing quarterly operating metrics at March 31, 2005. In addition, SureWest announced that its conference call and webcast to discuss 2005 first-quarter financial results will be held on May 10, 2005. A copy of the Company's press release is attached as Exhibit 99.1.


SECTION 9  Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits

       (c)     Exhibits

       Exhibit 99.1  Press Release dated April 20, 2005.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   SUREWEST COMMUNICATIONS

Date: April 20, 2005                           By: /s/ Philip A. Grybas
                                                   -----------------------------
                                                   Senior Vice President and
                                                   Chief Financial Officer